Exhibit 10.3

FIRST AMENDMENT TO
GOLF COURSE USE AGREEMENT

THIS FIRST AMENDMENT TO GOLF COURSE USE AGREEMENT (this “First Amendment”) is made this 20 day of April, 2018 (the “Effective Date”) by and among Rio Secco LLC, Cascata LLC, Chariot Run LLC and Grand Bear LLC, each a Delaware limited liability company (collectively, and together with their respective successors and assigns, “Owner”), and Caesars Enterprise Services, LLC and CEOC, LLC, each a Delaware limited liability company (collectively, and together with their respective successors and assigns, “User”), and, solely for purposes of reaffirming its obligations under Section 2.1(c) of the Use Agreement (as defined below), Caesars License Company, LLC, a Nevada limited liability company (“CLC”).
WHEREAS, Owner and User (and CLC solely for purposes of Section 2.1(c) of the Use Agreement) entered into that certain Golf Course Use Agreement dated October 6, 2017 (the “Use Agreement”) for certain rights and privileges with respect to access and use of the Golf Courses, as more particularly described in the Use Agreement; and

WHEREAS, Owner, User and CLC desire to amend the Use Agreement as set forth herein (capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Use Agreement).

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    The first bullet point of Exhibit C to the Use Agreement is hereby deleted in its entirety and replaced with the following:

“Guaranteed access to use up to 120 rooms at User’s (or User’s Affiliates’) hotels, at a cost equal to the NET rate per room, as more particularly described on Schedule 1 attached hereto. As used herein, “NET rate per room” shall mean the then-current rate available to the general public on the User’s (or User’s Affiliates’) online hotel room reservation system, discounted by twenty percent (20%). Notwithstanding anything contained herein to the contrary, Owner acknowledges and agrees that (i) one hundred percent (100%) of standard, customarily applied, resort fees and room taxes calculated on the basis of the applicable NET rate per room (without any discount) shall still apply and (ii) no guaranteed access or use shall be available (1) Monday, Tuesday or Wednesday during week of the Consumer Electronics Show (CES), (2) Monday, Tuesday or Wednesday during the week of the Specialty Equipment Market Association Conference (SEMA) (3) Monday, Tuesday or Wednesday at Caesars Palace Las Vegas during the week of CinemaCon, (4) New Year’s Eve, (5) the Saturday before the National Football League “Super Bowl”, (6) the Saturday before or after “Cinco de Mayo” (whichever has greater demand, as measured on the date that is 60 days prior to the Saturday before “Cinco de Mayo”) or (7) the Saturday before Memorial Day.”
2.    Except as hereby specifically amended, the Use Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect.

3.    This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be a valid and binding original and all of which taken together shall constitute but one and the same instrument, and any party hereto may execute this First Amendment by signing such counterpart. This First Amendment may be effectuated by the exchange of electronic copies of signatures (e.g., .pdf), with electronic copies of this executed First Amendment having the same force and effect as original counterpart signatures hereto for all purposes.

4.    Each person executing this First Amendment by such person’s execution hereof, represents and warrants that such person is fully authorized to execute this First Amendment on behalf of the party such person is executing this First Amendment on behalf of, and that no further action or consent on the part of the party for whom such person is acting is required to the effectiveness and enforceability of this First Amendment against such party following the execution hereof.

- Signature page attached -

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Effective Date.

OWNER:

RIO SECCO LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

CASCATA LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

CHARIOT RUN LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

GRAND BEAR LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

USER:

CEOC, LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

CAESARS ENTERPRISE SERVICES, LLC,
a Delaware limited liability company

By: ______________________________
Name: ___________________________
Title: ____________________________

CLC:

CAESARS LICENSE COMPANY, LLC,
a Nevada limited liability company

By: ______________________________
Name: ___________________________
Title:____________________________

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